NINETEENTH AMENDMENT OF
FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

THIS NINETEENTH AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT ("Amendment") is made as of the 21st day of February, 2023 between FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender") and CARDINAL ETHANOL, LLC, an Indiana limited liability company ("Borrower"). This Amendment amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 between Lender and Borrower (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described in the Loan Agreement to Borrower;

WHEREAS, pursuant to that certain First Amendment of First Amended and Restated Construction Loan Agreement dated October 8, 2013, the date on which the Declining Revolving Credit Loan began to revolve was amended from April 8, 2014 to October 8, 2013, the Maximum Availability of the Declining Revolving Credit Loan was modified and the Loan Agreement was otherwise modified as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of First Amended and Restated Construction Loan Agreement dated February 27, 2014, the Maximum Availability of the Declining Revolving Credit Loan was fixed at $5,000,000, the Reduction Dates applicable to the Declining Revolving Credit Loan were deleted, the Fixed Charge Coverage Ratio covenant was deleted, the distribution covenant was deleted, the Termination Date of the Revolving Credit Loan was extended to February 28, 2015 and the Loan Agreement was otherwise amended as provided for therein; and

WHEREAS, pursuant to that certain Third Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2015, the Termination Date of the Revolving Credit Loan was extended to March 31, 2015;

WHEREAS, pursuant to that certain Fourth Amendment of First Amended and Restated Construction Loan Agreement dated March 31, 2015, the Termination Date of the Revolving Credit Loan was extended to February 28, 2016 and the interest rate and Non-Use Fee applicable to the Revolving Credit Loan were modified;

WHEREAS, pursuant to that certain Fifth Amendment of First Amended and Restated Construction Loan Agreement dated July 23, 2015 (the "Fifth Amendment"), the maximum principal amount of the Declining Revolving Credit Loan was increased to finance the Improvements and permit Construction Advances up to May 31, 2016 to fund such Improvements, the Termination Date of the Declining Revolving Credit Loan was extended to February 28, 2021, the interest rate applicable to the Declining Revolving Credit Loan was modified, the Fixed Charge Coverage Ratio was modified, the Capital

Expenditures covenant was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Sixth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2016, the Termination Date of the Revolving Credit Loan was extended to February 28, 2017;

WHEREAS, pursuant to that certain Seventh Amendment of First Amended and Restated Construction Loan Agreement dated May 6, 2016, the Completion Date was extended to July 31, 2016, the definition of Permitted Liens was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Eighth Amendment of First Amended and Restated Construction Loan Agreement dated July 31, 2016, the Construction Advances were converted to amortizing term debt, the maximum principal amount of the Declining Revolving Credit Loan was reduced to $5,000,000 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Ninth Amendment of First Amended and Restated Construction Loan Agreement dated September 1, 2016, the repayment terms of the Term Loan were modified as provided for therein;

WHEREAS, pursuant to that certain Tenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2017, Lender extended to Borrower the Construction Loan described therein to be used by Borrower to construct the Grain Loadout Facility Improvements during the Grain Loadout Facility Construction Period, extended the Termination Date of the Revolving Credit Loan to February 28, 2018, modified the Fixed Charge Coverage Ratio, added a Debt Service Coverage Ratio, modified the capital expenditures covenant, modified the distributions covenant, and otherwise amended the Loan Agreement as provided for therein;

WHEREAS, pursuant to that certain Eleventh Amendment of First Amended and Restated Construction Loan Agreement dated October 31, 2017, the Grain Loadout Facility Construction Period was extended to December 31, 2017;

WHEREAS, pursuant to that certain Twelfth Amendment of First Amended and Restated Construction Loan Agreement dated December 31, 2017, the Construction Loan was converted to the Grain Loadout Facility Term Loan and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Thirteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2018, the Termination Date of the Revolving Credit Loan was extended to February 28, 2019 and the Borrowing Base was modified as provided for therein;

WHEREAS, pursuant to that certain Fourteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2019, the Termination Date of the Revolving Credit Loan was extended to February 28, 2020;

WHEREAS, pursuant to that certain Fifteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2020, the Termination Date of the Revolving Credit Loan was extended to February 28, 2021 and the Fixed Charge Coverage Ratio/Debt Service Coverage Ratio covenant was modified;

WHEREAS, pursuant to that certain Sixteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 26, 2021, the Termination Date of the Revolving Credit Loan and Declining Revolving Credit Loan and the Maturity Date of the Term Loan were extended to April 30, 2021 and the Revolving Credit Commitment was increased to $20,000,000;

WHEREAS, pursuant to that certain Seventeenth Amendment of First Amended and Restated Construction Loan Agreement dated April 30, 2021, the Termination Date of the Revolving Credit Loan was extended to February 28, 2022, the Termination Date of the Declining Revolving Credit Loan was extended to February 28, 2023, the interest rate applicable to the Loans was modified, and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Eighteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2022, the Termination Date of the Revolving Credit Loan was extended to February 28, 2023, the Termination Date of the Declining Revolving Credit Loan was extended to February 1, 2029, the principal amount of the Declining Revolving Credit Loan was increased to $36,000,000, the uses of the Declining Revolving Credit Loan were modified to permit APP Construction Advances to finance the APP Improvements as provided for therein, the interest rate applicable to the Loans was modified, and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, Borrower has requested, and Lender has agreed, to extend the Termination Date of the Revolving Credit Loan to February 28, 2024, to extend the Termination Date of the Declining Revolving Credit Loan to May 1, 2029, to increase the principal amount of the Declining Revolving Credit Loan to $39,000,000, to modify the capital expenditures covenant, and to otherwise amend the Loan Agreement as provided for in this Amendment; and

WHEREAS, Borrower and Lender desire to modify the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment. This Amendment shall be construed in accordance with the rules of construction provided for in Section 1.02 of the Loan Agreement. Unless otherwise provided for below, the provisions of this Amendment shall become effective on the date of this Amendment.

2. The fourth Recital to the Loan Agreement is amended by deleting the reference to $36,000,000.00 as the principal amount of the Declining Revolving Credit Loan and inserting in lieu thereof $39,000,000.00. All references in the Loan Agreement and other Loan Documents to the principal amount of the Declining Revolving Credit Loan is hereby amended to $39,000,000.00.

3. Exhibit A of the Loan Agreement referencing the Commitments is deleted in its entirety and the Exhibit A attached to this Amendment is inserted in lieu thereof.

4. To further evidence the increase in the principal amount of the Declining Revolving Credit Loan and modifications to the Declining Revolving Credit Loan provided for in this Amendment, Borrower will execute in favor of and deliver to Lender a Fifth Amended and Restated Declining Revolving Credit Note. The definition of the term "Declining Revolving Credit Note" in the Loan Agreement is hereby amended to refer to and mean such Fifth Amended and Restated Declining Revolving Credit Note.

5. The defined term "APP Completion Date" in Section 1.01 of the Loan Agreement is amended by deleting the reference to February 1, 2024 and inserting in lieu thereof May 1, 2024.

6. The defined term "APP Construction Advance Maximum Amount" in Section 1.01 of the Loan Agreement is amended by deleting the reference to $36,000,000 and inserting in lieu thereof $39,000,000.

7. The defined term "APP Term Loan Maturity Date" in Section 1.01 of the Loan Agreement is amended by deleting the reference to February 1, 2029 and inserting in lieu thereof May 1, 2029.

8. The defined term "Termination Date" in Section 1.01 of the Loan Agreement is amended by deleting the reference to February 28, 2023 as the Termination Date of the Revolving Credit Loan and inserting in lieu thereof February 28, 2024.

9. Section 4.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

> Section 4.10. Capital Expenditures. The Borrower shall not make any expenditures for fixed or capital assets if, after giving effect thereto, the aggregate of all such expenditures by the Borrower exceeds $6,000,000 during any fiscal

year, unless agreed to in advance by the Lender in writing; provided, however, that the cost of APP Improvements shall be excluded from the calculation of capital expenditures until the APP Loan Conversion.

10. Exhibit D of the Loan Agreement containing the Compliance Certificate form is hereby deleted in its entirety and the Exhibit D attached to this Amendment is inserted in lieu thereof.

11. This Amendment shall not be effective until Lender has received each of the following (each in form and substance acceptable to Lender) or the following conditions have been satisfied:

(a) This Amendment, duly executed by Borrower and Lender;

(b) The Fifth Amended and Restated Declining Revolving Credit Note required in this Amendment above executed and delivered by Borrower in favor of Lender;

(c) A Fifth Amendment of First Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement executed and delivered by Borrower in favor of Lender;

(d) A Secretary's Certificate and resolutions in form and substance acceptable to Lender authorizing Borrower's entry into this Amendment and the transactions contemplated in this Amendment; and

(e) Such other documents and matters as are reasonably required by Lender.

12. Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed, and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to "this Agreement" included references to this Amendment. Borrower represents, warrants, and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default

under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

13. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

14. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA, a national banking association

By: James Ahlstrom
Title: VP Agribusiness Banking

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: William Dartt
Title: CFO

The undersigned Guarantor acknowledges and agrees to this Amendment and ratifies and reaffirms its obligations under its Guaranty on this 21st day of February, 2023:

CARDINAL ETHANOL EXPORT SALES, INC.

By: [signature]
Title: Treasurer

Exhibit A

COMMITMENTS

Lender	Revolving Credit Loan Commitments	Declining Revolving Credit Loan Commitment	Lender's Total Commitment
First National Bank of Omaha	$20,000,000	$39,000,000.00	$59,000,000.00

Exhibit D

COMPLIANCE CERTIFICATE

This Compliance Certificate, dated as of _____________ (the "Certificate"), is delivered pursuant to Section 4.12(f) of the First Amended and Restated Construction Loan Agreement, dated as of June 10, 2013 (the "Credit Agreement"), between Cardinal Ethanol, LLC (the "Borrower") and First National Bank of Omaha (the "Lender"), as the same may be amended from time to time. Capitalized terms used but not defined in this Certificate have the meanings given to them in the Credit Agreement.

The undersigned certifies as follows:

1. The undersigned is the President, controller or treasurer of the Borrower and is authorized to execute and deliver this certificate on its behalf.

2. Attached are the financial statements of the Borrower as of and for the period and for the fiscal year-to-date ended on _________________ (the "Current Financials").

3. The Current Financials have been prepared in accordance with GAAP and otherwise in accordance with the terms of the Credit Agreement.

4. Events of Default (check one):

___ The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

___ The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect thereto.

5. Financial Covenants:

(a) Pursuant to Section 4.08 of the Credit Agreement, as of __________, the Borrower's Working Capital was $____________, which [satisfies] [does not satisfy] the requirement in such Section that, beginning on ____________, 20__, and at all times thereafter, the Borrower maintains an excess of current assets over current liabilities (plus the Maximum Availability at such time) of not less than $15,000,000.

(b) Pursuant to Section 4.09 of the Credit Agreement as of the fiscal quarter ending ___________, Borrower's Working Capital is $_________________, and the [Fixed Charge Coverage

Ratio/Debt Service Coverage Ratio], for the fiscal quarter then ended, was ___ to 1, which [satisfies] [does not satisfy] the requirement in such Section that such ratio not exceed 1.15 to 1 if the Fixed Charge Coverage Ratio is applicable (when Borrower's Working Capital is less than $23,000,000) and 1.25 to 1 if the Debt Service Coverage Ratio is applicable (when Borrower's Working Capital is equal to or more than $23,000,000).

(c) Pursuant to Section 4.10 of the Credit Agreement, for the fiscal year-to-date period ending _________, the Borrower has made capital expenditures in an aggregate amount of $________, which [satisfies] [does not satisfy] the requirement in such Section that the Borrower not make any expenditures for fixed or capital assets if, after giving effect thereto, the aggregate of all such expenditures by the Borrower exceeds $6,000,000.

(d) Pursuant to Section 4.13 of the Credit Agreement the Borrower is restricted from incurring any Debt other than the Permitted Debt. Subsection (e) of the definition of Permitted Debt permits Debt for Borrowed Money in an aggregate principal amount outstanding at any time not to exceed $250,000. The Borrower has Debt for Borrowed Money under Subsection (e) of the definition of Permitted Debt outstanding in the sum of $____________ which is [in compliance with] [is not in compliance with] such Subsection as of the fiscal quarter ending ___________.

6. Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP applied on a basis consistent with the accounting principles reflected in the annual financial statements delivered to the Lender dated as of _______________.

7. Borrower [is in compliance with] [is not in compliance with] Borrower's Risk Management Policy approved by the Lender. [If not in compliance, add: Attached hereto is a statement of the facts with respect to Borrower's noncompliance with such Risk Management Policy and the plans Borrower has developed to rectify such noncompliance.]

8. This Certificate may be conclusively relied upon by the Lender. This Certificate may be validly executed and delivered by fax or other electronic means, and by use of multiple counterpart signature pages.

[signature page(s) to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the date first written above.

CARDINAL ETHANOL, LLC

By: ______________________________
William Dartt:
Chief Financial Officer: